     As filed with the Securities and Exchange Commission on April 17, 2002

                                                      Registration No. 333-67770

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                KRAFT FOODS INC.
             (Exact name of Registrant as specified in its charter)

                Virginia                                   52-2284372
       (State or other jurisdiction                      (IRS Employer
     of incorporation or organization)                Identification Number)

                                Three Lakes Drive
                           Northfield, Illinois 60093
                                 (847) 646-2000
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive office)

                              --------------------

         Calvin J. Collier, Esq.                           Copies to:
            Kraft Foods Inc.                          Jerry E. Whitson, Esq.
            Three Lakes Drive                           Hunton & Williams
       Northfield, Illinois 60093                        200 Park Avenue
             (847) 646-2000                       New York, New York 10166-0136
 (Name, address, including zip code, and                  (212) 309-1000
telephone number, including area code, of
           agent for service)

--------------------------------------------------------------------------------

                              PURPOSE OF AMENDMENT

         Termination of Offering and Removal of Debt Securities and Warrants to Purchase Debt Securities from Registration.

         The Registrant registered $5,000,000,000 in debt securities or warrants to purchase debt securities under this Registration Statement on Form S-3 (the "Registration Statement"), $4,000,000,000 of which has been sold.

         The offering contemplated by the Registration Statement has terminated. Pursuant to the undertakings in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment to the Registration Statement, any of the securities registered under the Registration Statement that remained unsold at the termination of the offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northfield, State of Illinois, on April 17, 2002.

                                          KRAFT FOODS INC.


                                          By: /s/ JAMES P. DOLLIVE
                                              --------------------------------
                                              Name: James P. Dollive
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                      Title                                Date
               ---------                                      -----                                ----
         /s/ BETSY D. HOLDEN                Co-Chief Executive Officer and                     April 17, 2002
-------------------------------------        Director (principal co-executive officer)
            Betsy D. Holden

         /s/ ROGER K. DEROMEDI              Co-Chief Executive Officer and                     April 17, 2002
-------------------------------------        Director (principal co-executive officer)
           Roger K. Deromedi

         /s/ JAMES P. DOLLIVE               Senior Vice President and Chief Financial          April 17, 2002
-------------------------------------        Officer (principal financial officer)
           James P. Dollive

       /s/ JOHN F. MOWRER, III              Vice President and Controller (principal           April 17, 2002
-------------------------------------        accounting officer)
          John F. Mowrer, III

        /s/ GEOFFREY C. BIBLE                              Director                            April 17, 2002
-------------------------------------
           Geoffrey C. Bible

        /s/ LOUIS C. CAMILLERI                             Director                            April 17, 2002
-------------------------------------
          Louis C. Camilleri

         /s/ W. JAMES FARRELL                              Director                            April 17, 2002
-------------------------------------
           W. James Farrell

           /s/ JOHN C. POPE                                Director                            April 17, 2002
-------------------------------------
             John C. Pope

        /s/ MARY L. SCHAPIRO                               Director                            April 17, 2002
-------------------------------------
           Mary L. Schapiro

         /s/ WILLIAM H. WEBB                               Director                            April 17, 2002
-------------------------------------
            William H. Webb

         /s/ DEBORAH C. WRIGHT                             Director                            April 17, 2002
-------------------------------------
           Deborah C. Wright